UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

TAYLOR MORRISON HOME CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On June 4, 2026, the following email was sent by an authorized representative of Taylor Morrison Home Corporation, a Delaware Corporation, to certain of its realtors

Subject Line: An Extraordinary Next Chapter for Taylor Morrison

Dear [agent name],

As America’s Most Trusted® Home Builder, we are thrilled to share some exciting news with you. Taylor Morrison has entered into a definitive agreement to be acquired by Berkshire Hathaway.

This marks an extraordinary next chapter for Taylor Morrison. Regarded as one of the most admired and respected companies in the world, Berkshire Hathaway will support Taylor Morrison’s continued growth and uphold our trusted reputation following the acquisition.

A BIT MORE ABOUT BERKSHIRE HATHAWAY

•	As a Fortune 10 company, Berkshire Hathaway offers its portfolio of companies unmatched support.

•	The portfolio expands a number of industries, including insurance, transportation, retail, manufacturing and energy.

•	Major brands include GEICO, NetJets, Helzberg Diamonds, Duracell, See’s Candies, and many other household brands.

•	They also have an impressive homebuilding portfolio of construction, real estate and finance companies.

Sincerely,

* * *

FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed transaction. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all; (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) the ability to realize the anticipated benefits of the proposed transaction, including the expected synergies and cost saving; (xviii) the possibility that competing or superior acquisition proposals for the Company will be made; and (xix) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of Taylor Morrison Home Corporation by Berkshire Hathaway Inc. In connection with this proposed acquisition, Taylor Morrison Home Corporation plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Taylor Morrison Home Corporation may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TAYLOR MORRISON HOME CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Taylor Morrison Home Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Taylor Morrison Home Corporation through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Taylor Morrison Home Corporation will be available free of charge on Taylor Morrison Home Corporation’s internet website at https://investors.taylormorrison.com/investor-relations/default.aspx or upon written request to: Taylor Morrison Home Corporation, Investor Relations, 4900 N. Scottsdale Road, Suite 2000, Scottsdale, AZ 85251, or by email at investor@taylormorrison.com.

Participants in Solicitation

Taylor Morrison Home Corporation, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Taylor Morrison Home Corporation is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 10, 2026. To the extent that holdings of Taylor Morrison Home Corporation’s securities by its directors or executive officers have changed since the amounts set forth in Taylor Morrison Home Corporation’s proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Taylor Morrison Home Corporation

Investor Relations

4900 N. Scottsdale Road, Suite 2000, Scottsdale, AZ 85251

investor@taylormorrison.com

https://investors.taylormorrison.com/investor-relations/default.aspx